Acquisition	9 Months Ended	12 Months Ended
	Dec. 31, 2023	Mar. 31, 2023
STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP [Member]
Acquisition
2. Acquisitions
eOne Acquisition
On December 27, 2023, Lionsgate and its subsidiaries, Lions Gate Entertainment Inc., a Delaware corporation (“LGEI”), and Lions Gate International Motion Pictures S.à.r.l., a Luxembourg société à responsabilité limitée (“LGIMP” and, with the Company and LGEI, collectively the “Buyers”), completed the previously announced acquisition of all of the issued and outstanding equity interests of the companies constituting the Entertainment One television and film (“eOne”) business from Hasbro, Inc., a Rhode Island corporation (“Hasbro”), pursuant to that certain Equity Purchase Agreement (the “Purchase Agreement”) dated August 3, 2023. The aggregate cash purchase price was approximately $375.0 million, subject to certain purchase price adjustments, including for cash, debt, and working capital. Upon closing, the Company paid $331.0 million, net of cash acquired of $54.1 million, which reflects the purchase price of $375.0 million adjusted for estimated cash, debt, transaction costs and working capital. The preliminary purchase price is subject to further adjustments based on the final determination of the purchase price adjustments. The acquisition of eOne, a film and television production and distribution company, builds the Company’s film and television library, strengthens the Company’s scripted and unscripted television business, and continues to expand the Company’s presence in Canada and the U.K.
The acquisition was accounted for under the acquisition method of accounting, with the financial results of eOne included in the Company’s combined results from December 27, 2023. There was no material revenue or net income from eOne for the period from December 27, 2023 through December 31, 2023. The Company incurred approximately $8.8 million of acquisition-related costs that were expensed in restructuring and other during the nine months ended December 31, 2023.
Allocation of Purchase Consideration.
The Company has made a preliminary estimate of the allocation of the preliminary purchase price of eOne to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair value. The Company is still evaluating the fair value of film and television programs and libraries, projects in development, intangible assets, and income taxes, in addition to ensuring all other assets and liabilities and contingencies have been identified and recorded. The Company has estimated the preliminary fair value of assets acquired and liabilities assumed based on information currently available and will continue to adjust those estimates as additional information pertaining to events or circumstances present at December 27, 2023 becomes available and final appraisals and analysis are completed. The Company has also conducted an initial review of, and is in the process of continuing to evaluate, the accounting policies and practices of eOne, to determine if differences in accounting policies and practices require reclassifications to conform to the Company’s accounting policies and practices. As a result of that review, the Company may identify additional differences between the accounting policies and practices of the companies that, when conformed, could have a material impact on the combined financial statements of the Company. The Company will reflect measurement period adjustments, in the period in which the adjustments occur, and the Company will finalize its accounting for the acquisition within one year from December 27, 2023. A change in the fair value of the net assets may change the amount of the purchase price allocable to goodwill. If the final fair value estimates and tax adjustments related to the net assets acquired decrease from their preliminary estimates, the amount of goodwill will increase and if the final fair value estimates and tax adjustments related to the net assets acquired increase from their preliminary estimates, the amount of goodwill will decrease and may result in a gain on purchase. In addition, the final fair value estimates related to the net assets acquired could impact the amount of amortization expense recorded associated with amounts allocated to film and television programs and other intangible assets. The preliminary goodwill recorded was not significant and is reflected in the table below. The goodwill will not be amortized for financial reporting purposes, and will not be deductible for federal tax purposes. The fair value measurements were primarily based on significant inputs that are not observable in the market, such as discounted cash flow (DCF) analyses, and thus represent Level 3 fair value measurements.
The preliminary allocation of the purchase price to the assets acquired and liabilities assumed, and a reconciliation to total consideration transferred is presented in the table below:

(Amounts in millions)
Cash and cash equivalents	$54.1
Accounts receivable	287.6
Investment in films and television programs	367.9
Property and equipment	14.0
Intangible assets	4.0
Other assets (1)	205.0
Accounts payable and accrued liabilities	(72.0)
Content related payable	(37.3)
Participations and residuals (1)	(203.7)
Film related obligations (1)	(105.8)
Other liabilities and deferred revenue (1)	(134.5)

Preliminary fair value of net assets acquired	379.3
Goodwill	5.8

Preliminary purchase price consideration	$385.1

(1) Includes current and
non-current
amounts.
Investment in films and television programs includes the preliminary fair value of completed films and television programs which have been produced by eOne or for which eOne has acquired distribution rights, as well as the preliminary fair value of films and television programs in production, pre-production
and development. For investment in films and television programs, the fair value was preliminarily estimated based on forecasted cash flows discounted to present value at a rate commensurate with the risk of the assets. Titles that were released less than three years prior to the acquisition date (December 27, 2023) were valued individually and will be amortized using the individual film forecast method, based on the ratio of current period revenues to management’s estimated remaining total gross revenues to be earned (“ultimate revenue”). Titles released more than three years prior to the acquisition date were valued as part of a library and will be amortized on a straight-line basis over the estimated useful life of 5 years to 10 years.

The intangible assets acquired include trade names with a weighted average estimated useful life of 5 years. The fair value of the trade names was preliminarily estimated based on the present value of the hypothetical cost savings that could be realized by the owner of the trade names as a result of not having to pay a stream of royalty payments to another party. These cost savings were calculated based on a DCF analysis of the hypothetical royalty payment that a licensee would be required to pay in exchange for use of the trade names, reduced by the tax effect realized by the licensee on the royalty payments.
Other preliminary fair value adjustments were made to property and equipment and right-of-use
lease assets to reflect the fair value of certain assets upon acquisition.
Deferred taxes were preliminarily adjusted to record the deferred tax impact of acquisition accounting adjustments primarily related to amounts allocated to film and television programs, other intangible assets, and certain property and equipment, right-of-use
lease assets, and other liabilities.
The fair value of eOne’s cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, participations and residuals, film related obligations and other liabilities were estimated to approximate their book values.
Pro Forma Statement of Operations Information.
The following unaudited pro forma condensed combined statement of operations information presented below illustrate the results of operations of the Company as if the acquisition of eOne as described above occurred on April 1, 2022. The unaudited pro forma condensed combined financial information is presented for informational purposes and is not indicative of the results of operations that would have been achieved if the acquisition had occurred on April 1, 2022, nor is it indicative of future results. The statement of operations information below includes (i) the statement of operations of eOne for the nine months ended October 1, 2023 combined with the Company’s statement of operations for the nine months ended December 31, 2023, and (ii) the statement of operations of eOne for the nine months ended September 25, 2022 combined with the Company’s statement of operations for the nine months ended December 31, 2022.

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Revenues	$2,525.6	$2,778.4
Net income (loss) attributable Parent	$(323.7)	$60.4
The unaudited pro forma condensed combined financial information includes, where applicable, adjustments for (i) reductions in amortization expense from the fair value adjustments to investment in films and television programs, (ii) reduction in amortization expense related to acquired intangible assets, (iii) reduction in depreciation expense from the fair value of property and equipment, (iv) transaction costs and other one-time
non-recurring
costs (v) increase in interest expense resulting from financing the acquisition with borrowings under the Company’s revolving credit facility, (vi) elimination of intercompany activity between eOne and the Company, and (vii) associated tax-related
impacts of adjustments. These pro forma adjustments are based on available information as of the date hereof and upon assumptions that the Company believes are reasonable to reflect the impact of the acquisition of eOne on the Company’s historical financial information on a supplemental pro forma basis. The unaudited pro forma condensed combined statement of operations information does not include adjustments related to integration activities, operating efficiencies or cost savings. In addition, the unaudited pro forma condensed combined financial information for the nine months ended December 31, 2023 includes an impairment of goodwill and trade name of $296.2 million which was reflected in the statement of operations of eOne for the nine months ended October 1, 2023.
Business Combination Agreement
On December 22, 2023, Lionsgate entered into a business combination agreement (the “Business Combination Agreement”), with Screaming Eagle Acquisition Corp., a Cayman Islands exempted company

(“Screaming Eagle”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle (“New SEAC”), SEAC MergerCo, a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of Screaming Eagle, LG Sirius Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of Lionsgate and LG Orion Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of Lionsgate (“StudioCo”). Pursuant to the terms and conditions of the Business Combination Agreement, the Studio Business will be combined with Screaming Eagle through a series of transactions, including an amalgamation of StudioCo and New SEAC under a Canadian plan of arrangement (the “Business Combination”). Upon consummation of the Business Combination, approximately 87.3% of the total shares of the Studio Business are expected to continue to be held by Lionsgate, while Screaming Eagle public shareholders and founders and common equity financing investors are expected to own an aggregate of approximately 12.7% of the combined company. In addition to establishing the Studio Business as a standalone publicly-traded entity, the transaction is expected to deliver approximately $350.0 million of gross proceeds to the Company, including $175.0 million in private investments in public equities (“PIPE”) financing. The transaction is subject to certain closing conditions, including regulatory approvals and approval from the shareholders and public warrant holders of Screaming Eagle, and is expected to close in the spring of 2024. The closing of the transaction is also subject to the gross proceeds to the Company being equal to a minimum of $350.0 million.
Harry E. Sloan, a member of Lionsgate’s Board of Directors, is also the Chairman of Screaming Eagle, and owns, directly or indirectly, a material interest in Eagle Equity Partners V, LLC, a Delaware limited liability company, the Screaming Eagle sponsor. Mr. Sloan recused himself from the decisions to approve the Business Combination made by both the board of directors of Screaming Eagle and Lionsgate.
The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Screaming Eagle will be treated as the acquired company and the Studio Business will be treated as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of New SEAC will represent a continuation of the financial statements of the Studio Business, with the Business Combination treated as the equivalent of the Studio Business issuing stock for the historical net assets of Screaming Eagle, accompanied by a recapitalization. The net assets of Screaming Eagle will be stated at fair value, which approximates historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the Studio Business.

2. Acquisition
Spyglass.
On July 15, 2021, the Company purchased approximately 200 feature film titles (the “Spyglass Library”) from Spyglass Media Group, LLC (“Spyglass”). The Company also formed a strategic content partnership through an investment of a minority preferred equity interest in Spyglass. The purchase price, including acquisition costs, of the Spyglass Library and preferred equity interest was $191.4 million, of which $171.4 million was paid at closing, $10.0 million was paid in July 2022, and the remaining $10.0 million is to be paid in July 2023. The Spyglass Library was accounted for as an asset acquisition and is included in investment in film and television programs on the Company’s combined balance sheet. The equity interest was accounted for as an equity-method investment. See Note 5 for further information.